UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2025

KALVISTA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36830	20-0915291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway Suite 901E
Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 999-0075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

KalVista Pharmaceuticals, Inc. (the “Company”) has set June 18, 2026 as the date of the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). The time and location of the Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2026 Annual Meeting to be filed with the Securities and Exchange Commission prior to the 2026 Annual Meeting.

Since the date of the 2026 Annual Meeting has changed by more than 30 days from the date of the Company’s 2025 Annual Meeting of Stockholders, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholder proposals to be considered for inclusion in the proxy materials for the 2026 Annual Meeting must be submitted in writing by January 6, 2026, to the Company’s Corporate Secretary at 55 Cambridge Parkway, Suite 901E, Cambridge, Massachusetts 02142, which the Company believes is a reasonable time before it begins to print and send its proxy materials for the 2026 Annual Meeting.

Pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”), in order for a stockholder to present a proposal for the 2026 Annual Meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, stockholders must give notice on or before August 31, 2025, the 10th day after the date of this Current Report on Form 8-K announcing the date of the 2026 Annual Meeting. Stockholders are also advised to review the Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In addition to complying with the procedures of the Bylaws, including the notice deadlines set forth above and therein, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date: August 21, 2025	By:	/s/ Brian Piekos
Brian Piekos
Chief Financial Officer (Principal Financial and Accounting Officer)